       Media Contacts:                                            Exhibit 99 (a)
       Mary Eshet 704-383-7777
       Christy Phillips 704-383-8178
                                                                       Wachovia

       Investor Contacts:
       Alice Lehman 704-374-4139
       Ellen Taylor 704-383-1381

[LOGO] Press Release April 18, 2002
       WACHOVIA REPORTS CASH OPERATING EARNINGS OF $1.0 BILLION, OR 74 CENTS PER SHARE, IN 1/st/ QUARTER OF 2002
--------------------------------------------------------------------------------

       1/st/ QUARTER 2002 HIGHLIGHTS
       -----------------------------

       . Cash operating earnings of 74 cents per share.

       . Customer satisfaction scores improved for 12/th/ consecutive quarter.

       . Core deposits increased an annualized 4 percent despite seasonality;
         investment product sales also grew.

       . Continued strong expense control; improved cash overhead efficiency ratio to 57.9 percent.

       . Nonperforming assets rose 6 percent in the quarter.

       . Tier 1 capital ratio grew 47 basis points in the quarter to 7.51 percent.

       . Merger integration on track and progressing well.

      --------------------------------------------------------------------------
      Earnings Highlights:  1Q01 not restated
                                 ---

                                                                               Three Months Ended

                                                              March 31,   December 31,   March 31,
                                                            ---------------------------------------
      (In millions, except per share data)                         2002           2001        2001
      ---------------------------------------------------------------------------------------------
      Earnings
      Operating earnings/(a)/                                  $    908            799         610
      Diluted earnings per common share (Operating earnings)       0.66           0.58        0.62
      Net income available to common
        stockholders (As reported)                                  907            730         584
      Diluted earnings per common share (As reported)          $   0.66           0.54        0.59
      ---------------------------------------------------------------------------------------------
      Financial ratios (Operating earnings)
      Return on average common stockholders' equity               12.68 %        10.77       15.64
      Overhead efficiency ratio                                   61.66          64.74       65.18
      Net interest margin                                          3.90           3.81        3.42
      Fee and other income as % of total revenue                  45.00 %        45.33       47.13
      ---------------------------------------------------------------------------------------------
      Cash operating earnings/(b)/
      Net income                                               $  1,016            980         684
      Diluted earnings per common share                        $   0.74           0.71        0.69
      Return on average tangible common stockholders' equity      25.30 %        23.56       22.91
      Dividend payout ratio/(c)/                                  32.43          33.80       34.78
      Overhead efficiency ratio                                   57.93 %        59.22       62.80
      ---------------------------------------------------------------------------------------------
      Asset quality
      Allowance as % of nonaccrual and restructured loans           177 %          195         143
      Allowance as % of loans, net                                 1.84           1.83        1.43
      Net charge-offs as % of average loans, net                   0.83           0.93        0.53
      Nonperforming assets as % of loans, net,
      foreclosed properties and loans held for sale                1.21 %         1.13        1.30
    -----------------------------------------------------------------------------------------------

      /(a)/ Operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges and gains.
      /(b)/ Cash operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges and gains, and exclude deposit base intangible, goodwill and other intangible amortization.
      /(c)/ Based on common shares.
    ----------------------------------------------------------------------------
Periods prior to the September 1, 2001, merger of First Union and the former Wachovia, which was accounted for as a purchase, have not been restated.

     WACHOVIA REPORTS 1/st/ Quarter 2002 EARNINGS/Page 2
     --------------------------------------------

     CHARLOTTE, N.C. - Wachovia Corp. (NYSE:WB) today reported first quarter 2002 cash operating earnings of $1.0 billion, or 74 cents per share; operating earnings of $908 million, or 66 cents per share; and net income available to common stockholders of $907 million, or 66 cents per share.

     "We continue to make excellent progress in meeting our corporate objectives of producing quality earnings growth, building capital and controlling expenses," said Ken Thompson, Wachovia president and CEO. "The high priority and focus we have on customer service throughout our merger integration is evident in the 12th consecutive quarter of improved customer satisfaction ratings. At the same time, we met integration and merger efficiency milestones. As a result of these successes, shareholders of both legacy companies experienced strong growth in cash earnings per share compared with the first quarter 2001, when the former Wachovia's cash EPS was the equivalent of 66 cents and First Union's cash EPS was 69 cents. I am proud of all that our new Wachovia team has accomplished, and I am excited about the future."

     Lines of Business

       -------------------------------------------------------------------------
       General Bank Highlights: 1Q01 not restated
                                     ---
                                                              Three Months Ended

                                            March 31,  December 31,    March 31,
                                     -------------------------------------------
       (In millions)                               2002          2001       2001
       -------------------------------------------------------------------------
       Total revenue (Tax-equivalent)      $      2,187         2,265      1,437
       Provision for loan losses                    115           130        100
       Noninterest expense                        1,205         1,239        891
       Operating earnings                           550           569        291
       Average loans, net                        98,030        97,004     63,107
       Average core deposits                    136,096       133,996     97,421
       Economic capital, average           $      5,473         5,356      3,507
       -------------------------------------------------------------------------

     General Bank
     The General Bank includes retail, small business and commercial customers. General Bank financial results were solid in a seasonally weak quarter. As anticipated, mortgage originations declined substantially from record levels in the fourth quarter, which dampened revenue growth. However, sales of deposits and originations of consumer and small business loans continued to set records and sales of investment products were solid. Average core deposits increased 2 percent from the fourth quarter of 2001, and the increase in low-cost core deposits was particularly strong at 6 percent. Solid loan growth of 1 percent, or 4 percent annualized, reflected strength in consumer real estate-secured products and student lending. Expense control was evident.

                                   -- more --

WACHOVIA REPORTS 1/st/ QUARTER 2002 EARNINGS/Page 3
--------------------------------------------
  ------------------------------------------------------------------------------
  Capital Management Highlights:  1Q01 not restated
                                       ---
                                                              Three Months Ended

                                           March 31,   December 31,    March 31,
                                         ---------------------------------------
  (In millions)                                 2002           2001         2001
  ------------------------------------------------------------------------------
  Total revenue (Tax-equivalent)           $     806            810          700
  Provision for loan losses                        -              -            -
  Noninterest expense                            676            670          574
  Operating earnings                              82             89           82
  Average loans, net                             169            337          129
  Average core deposits                        1,423          1,505        1,827
  Economic capital, average                $     669            661          772
  ------------------------------------------------------------------------------

Capital Management
The Capital Management Group includes asset management and retail brokerage services. These businesses produced consistent revenues quarter over quarter as sales production through multiple distribution channels offset a flat market. Fluctuating fund flows were positive and annuity sales continued to be strong. Assets under management at March 31, 2002, increased 2 percent from December 31, 2001, to $230 billion. Included in assets under management are mutual fund assets, which also increased 2 percent in that time period to $106 billion.

  ------------------------------------------------------------------------------
  Wealth Management Highlights:  1Q01 not restated
                                      ---
                                                              Three Months Ended

                                              March 31,  December 31,  March 31,
                                            ------------------------------------
  (In millions)                                    2002          2001       2001
  ------------------------------------------------------------------------------
  Total revenue (Tax-equivalent)             $      237           230        125
  Provision for loan losses                           1             4          -
  Noninterest expense                               168           160         84
  Operating earnings                                 43            42         26
  Average loans, net                              8,400         8,148      4,368
  Average core deposits                           9,771         9,431      6,176
  Economic capital, average                  $      330           318        165
  ------------------------------------------------------------------------------

Wealth Management
Wealth Management, which includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage, generated revenue growth of 3 percent from the fourth quarter of 2001. Solid increases in loans and deposits, along with stable spreads, contributed to higher net interest income, while strong momentum in insurance brokerage drove an increase in fee income. Wealth Management assets under management (included in the Capital Management Group total) were $76 billion at quarter end.

                                    -- more --

WACHOVIA REPORTS 1/st/ QUARTER 2002 EARNINGS/Page 4
---------------------------------------------------

    ----------------------------------------------------------------------------
    Corporate and Investment Bank Highlights:  1Q01 not restated
                                                    ---
                                                              Three Months Ended

                                             March 31,  December 31,   March 31,
                                       -----------------------------------------
    (In millions)                                 2002          2001        2001
    ----------------------------------------------------------------------------
    Total revenue (Tax-equivalent)         $     1,077         1,093         792
    Provision for loan losses                      222           254          70
    Noninterest expense                            521           551         475
    Operating earnings                             210           181         162
    Average loans, net                          43,342        46,235      42,751
    Average core deposits                       12,766        12,633       9,456
    Economic capital, average              $     8,028         8,262       6,235
    ----------------------------------------------------------------------------

Corporate and Investment Bank
Corporate and Investment Bank revenue was dampened by principal investing write-downs of $90 million, largely due to a $43 million mark-to-market loss related to a single publicly traded security. Excluding principal investing, revenue grew 5 percent from the fourth quarter of 2001, due to strength in fixed income. Average loans declined 6 percent due to weak loan demand and continued portfolio management actions. Expenses declined due to merger efficiencies and strong expense control.

Asset Quality
Net charge-offs were 0.83 percent of average net loans in the first quarter of 2002 compared with 0.93 percent in the fourth quarter of 2001. The provision of $339 million exceeded net charge-offs of $325 million by $14 million related to write-downs recorded on loans either sold or transferred to loans held for sale. Total nonperforming assets including loans held for sale increased $116 million from December 31, 2001, to $2.1 billion in the first quarter of 2002, due largely to the bankruptcy of a large retailer and telecommunications-related loans.

Merger-Related Items
Gains on the sale of divested branch offices offset charges in the first quarter of 2002, resulting in a net $5 million after-tax gain in merger-related, restructuring and other charges. In the fourth quarter of 2001, after-tax merger-related, restructuring and other charges were $63 million.

Under a new accounting standard, goodwill recorded in connection with the merger of First Union and Wachovia and previous mergers is no longer subject to amortization. Additionally, the new accounting standard requires annual testing for impairment of goodwill and other intangible assets. The company's impairment evaluation under the new standard indicated that none of the company's goodwill was impaired.

                                   -- more --

WACHOVIA REPORTS 1/ST/ QUARTER 2002 EARNINGS/Page 5
--------------------------------------------

Wachovia Corporation (NYSE:WB), created through the September 1, 2001, merger of First Union and Wachovia, had assets of $320 billion and stockholder's equity of $29 billion at March 31, 2002. Wachovia is a leading provider of financial services to 20 million retail, brokerage and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices under the First Union and Wachovia names in 11 East Coast states and Washington, D.C., and offers full-service brokerage with offices in 49 states and global services through more than 30 international offices. Online banking and brokerage products and services are available through wachovia.com and firstunion.com.

Earnings Conference Call and Supplemental Materials
Wachovia President and CEO Ken Thompson and CFO Bob Kelly will review Wachovia's 1st quarter results in a conference call and audio webcast beginning at 10 a.m. EDT today. Supplemental materials relating to the first quarter results are available on the Internet at wachovia.firstunion.com, and investors are encouraged to access these materials in advance of the conference call.
Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to wachovia.firstunion.com and click on the link "Wachovia First Quarter Earnings Audio Webcast." In order to listen to the webcast, you will need to download either Real Player or Media Player.
Teleconference Instructions: The telephone number for the conference call is 1-888-282-0357 for U.S. callers or 712-271-3620 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Kelly.
Replay: Thursday, April 18, at 12 p.m. until 5 p.m. Monday, April 22. Replay telephone number is 402-220-5068.


This news release may contain various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation's actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated April 18, 2002.

PAGE 6
WACHOVIA CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

----------------------------------------------------------------------------------------------------------------------------

                                                                  2002                                                 2001
                                                          -------------   --------------------------------------------------

(Dollars in millions, except                                     First        Fourth        Third       Second        First
  per share data)                                              Quarter       Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Operating Earnings
  Net interest income (Tax-equivalent)                  $        2,477         2,484        1,974        1,742        1,734
  Fee and other income                                           2,027         2,060        1,036        1,629        1,546
----------------------------------------------------------------------------------------------------------------------------
  Total revenue (Tax-equivalent)                                 4,504         4,544        3,010        3,371        3,280
  Provision for loan losses                                        339           381          244          223          219
  Noninterest expense, excluding goodwill
    and other intangible amortization                            2,609         2,691        2,193        2,092        2,060
  Goodwill and other intangible amortization                       168           251          117           77           78
  Income taxes (Tax-equivalent)                                    480           422          158          330          313
----------------------------------------------------------------------------------------------------------------------------
  Income before merger-related,
    restructuring and other charges/gains
   (Operating earnings)                                            908           799          298          649          610
After-tax merger-related, restructuring
  and other charges/gains                                            5           (63)        (632)         (16)         (26)
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                  913           736         (334)         633          584
Dividends on preferred stock                                         6             6            -            -            -
----------------------------------------------------------------------------------------------------------------------------
Net income (loss) available to common stockholders      $          907           730         (334)         633          584
============================================================================================================================
DILUTED EARNINGS PER COMMON SHARE
Income before merger-related,
    restructuring and other charges                     $         0.66          0.58         0.27         0.66         0.62
Net income (loss)                                       $         0.66          0.54        (0.31)        0.64         0.59
============================================================================================================================
PROFITABILITY (Operating earnings)
Return on average common stockholders' equity                    12.68 %       10.77         5.77        16.19        15.64
Net interest margin                                               3.90          3.81         3.58         3.41         3.42
Fee and other income as % of total revenue                       45.00         45.33        34.42        48.32        47.13
Overhead efficiency ratio                                        61.66         64.74        76.74        64.34        65.18
Effective income tax rate                                        32.09 %       31.65        27.67        31.54        31.54
============================================================================================================================
CASH OPERATING EARNINGS
Net income                                              $        1,016           980          395          723          684
Diluted earnings per common share                       $         0.74          0.71         0.36         0.73         0.69
Return on average tangible common stockholders' equity           25.30 %       23.56        11.36        23.35        22.91
Return on average common stockholders' equity                    14.19         13.23         7.66        18.04        17.52
Overhead efficiency ratio                                        57.93 %       59.22        72.86        62.06        62.80
Operating leverage                                      $           42         1,036         (462)          59          (67)
============================================================================================================================

PAGE 7
WACHOVIA CORPORATION
OTHER FINANCIAL DATA
(Unaudited)

---------------------------------------------------------------------------------------------------------------------------------

                                                                     2002                                                   2001
                                                            --------------   ----------------------------------------------------

(Dollars in millions, except                                        First         Fourth         Third       Second        First
  per share data)                                                 Quarter        Quarter       Quarter      Quarter      Quarter
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY (a)
Tier I capital ratio                                                 7.51 %         7.04          6.75         7.37         7.18
Total capital ratio                                                 11.60          11.08         10.84        11.45        11.33
Leverage ratio                                                       6.50 %         6.19          7.22         6.00         5.88
=================================================================================================================================
ASSET QUALITY
Allowance as % of loans, net                                         1.84 %         1.83          1.79         1.44         1.43
Allowance as % of nonperforming assets                                162            175           186          133          132
Net charge-offs as % of average loans, net                           0.83           0.93          0.73         0.52         0.53
Nonperforming assets as % of loans, net,
  foreclosed properties and loans
  held for sale                                                      1.21 %         1.13          1.08         1.23         1.30
=================================================================================================================================
OTHER DATA
Employees                                                          82,809         84,046        85,534       67,420       69,362
Branches                                                            2,795          2,846         2,853        2,162        2,164
ATMs                                                                4,618          4,675         4,698        3,419        3,676
Common shares outstanding (In millions)                             1,368          1,362         1,361          979          981
Common stock price                                        $         37.08          31.36         31.00        34.94        33.00
Book value per common share                               $         21.04          20.88         20.94        16.49        16.39
Common stock price to book value                                      176 %          150           148          212          201
Market capitalization                                     $        50,716         42,701        42,191       34,213       32,382
Dividends paid per common share                                      0.24           0.24          0.24         0.24         0.24
Dividends paid per preferred share                        $          0.06           0.06             -            -            -
=================================================================================================================================
AVERAGE BALANCE SHEET DATA
Commercial loans, net                                     $        99,489        102,230        83,633       76,378       77,270
Consumer loans, net                                                57,575         60,609        49,393       42,834       42,580
Loans, net                                                        157,064        162,839       133,026      119,212      119,850
Earning assets                                                    255,488        259,884       219,672      204,673      203,720
Total assets                                                      314,816        318,722       267,366      247,254      245,469
Core deposits                                                     163,690        161,826       132,203      119,035      118,192
Total deposits                                                    178,003        179,472       150,218      136,979      137,282
Interest-bearing liabilities                                      227,382        231,763       198,322      185,224      183,995
Stockholders' equity                                      $        28,903         28,540        20,330       16,026       15,846
=================================================================================================================================
PERIOD-END BALANCE SHEET DATA
Commercial loans, net                                     $       104,883        106,308       107,673       79,529       80,470
Consumer loans, net                                                57,411         57,493        62,007       42,963       42,383
Loans, net                                                        162,294        163,801       169,680      122,492      122,853
Goodwill and other intangible assets
  Goodwill                                                         10,728         10,616        10,496        3,476        3,524
  Deposit base                                                      1,661          1,822         2,433          140          157
  Customer relationships                                              237            244             8            9            9
  Tradename not subject to amortization                                90             90             -            -            -
Total assets                                                      319,853        330,452       325,897      245,941      252,949
Core deposits                                                     167,141        170,498       159,787      121,022      120,786
Total deposits                                                    180,033        187,453       180,549      138,567      140,795
Stockholders' equity                                      $        28,785         28,455        28,506       16,144       16,081
=================================================================================================================================

(a)  The first quarter of 2002 is based on estimates.

PAGE 8
WACHOVIA CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Unaudited)

-------------------------------------------------------------------------------------------------------------------------------

                                                                                        Three Months Ended March 31, 2002
                                                                                  ---------------------------------------------

                                                                                                        Merger-
                                                                                                       Related,
                                                                                                  Restructuring
                                                                                                      and Other
                                                                                      Operating        Charges/             As
(In millions, except per share data)                                                   Earnings           Gains       Reported
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                            $          2,426               -          2,426
Provision for loan losses                                                                   339               -            339
-------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                                                                         2,087               -          2,087
-------------------------------------------------------------------------------------------------------------------------------
Fee and other income
  Asset sales and securitization                                                             93               -             93
  Other fee and other income                                                              1,934               -          1,934
-------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                                        2,027               -          2,027
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense
  Merger-related and restructuring charges
    Personnel and employee termination benefits                                               -              37             37
    Occupancy and equipment                                                                   -              41             41
    Gain on regulatory-mandated branch sales                                                  -            (121)          (121)
    Contract cancellations and system conversions                                             -              18             18
    Other                                                                                     -              16             16
-------------------------------------------------------------------------------------------------------------------------------
      Total First Union/Wachovia merger-related and restructuring charges                     -              (9)            (9)
    Merger-related charges from other mergers                                                 -               1              1
-------------------------------------------------------------------------------------------------------------------------------
      Total merger-related and restructuring charges                                          -              (8)            (8)
  Other noninterest expense                                                               2,777               -          2,777
-------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                         2,777              (8)         2,769
-------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                1,337               8          1,345
Income taxes                                                                                429               3            432
-------------------------------------------------------------------------------------------------------------------------------
        Net income                                                                          908               5            913
Dividends on preferred stock                                                                  6               -              6
-------------------------------------------------------------------------------------------------------------------------------
        Net income available to common stockholders                            $            902               5            907
===============================================================================================================================
Diluted earnings per common share                                              $           0.66               -           0.66
===============================================================================================================================

WACHOVIA CORPORATION

CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       2002                                                   2001
                                                               -------------   ----------------------------------------------------

                                                                      First         Fourth        Third       Second         First
(In millions, except per share data)                                Quarter        Quarter      Quarter      Quarter       Quarter
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                  $         2,762          2,970        2,621        2,420         2,526
Interest and dividends on securities                                    856            876          852          881           925
Trading account interest                                                155            166          192          198           204
Other interest income                                                   256            299          279          321           370
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                         4,029          4,311        3,944        3,820         4,025
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                  1,041          1,116        1,183        1,192         1,253
Interest on short-term borrowings                                       286            372          417          454           493
Interest on long-term debt                                              276            391          414          463           577
-----------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                        1,603          1,879        2,014        2,109         2,323
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                   2,426          2,432        1,930        1,711         1,702
Provision for loan losses                                               339            381          244          223           219
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   2,087          2,051        1,686        1,488         1,483
-----------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                661            672          541          486           468
Commissions                                                             464            448          356          389           375
Fiduciary and asset management fees                                     477            478          400          384           381
Advisory, underwriting and other investment banking fees                240            223          177          238           198
Principal investing                                                     (90)           (21)        (585)         (58)          (43)
Other income                                                            275            260          147          190           167
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                    2,027          2,060        1,036        1,629         1,546
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                        1,663          1,663        1,374        1,363         1,329
Occupancy                                                               195            210          176          155           163
Equipment                                                               226            247          214          198           205
Advertising                                                              19             21           15           11             9
Communications and supplies                                             134            142          117          111           110
Professional and consulting fees                                         88            113           79           69            73
Goodwill and other intangible amortization                              168            251          117           77            78
Sundry expense                                                          284            295          218          185           171
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                     2,777          2,942        2,310        2,169         2,138
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                            1,337          1,169          412          948           891
Income taxes                                                            429            370          114          299           281
-----------------------------------------------------------------------------------------------------------------------------------
        Net operating earnings                              $           908            799          298          649           610
===================================================================================================================================
Diluted earnings per common share                           $          0.66           0.58         0.27         0.66          0.62
===================================================================================================================================

(a) Operating earnings exclude merger-related, restructuring and other charges/gains.

PAGE 10
WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
                                                                     2002                                                2001
                                                             ------------      ----------------------------------------------

                                                                    First       Fourth        Third       Second        First
(In millions, except per share data)                              Quarter      Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                        $ 2,762        2,970        2,621        2,420        2,526
Interest and dividends on securities                                  856          876          852          881          925
Trading account interest                                              155          166          192          198          204
Other interest income                                                 256          299          279          321          370
------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                       4,029        4,311        3,944        3,820        4,025
------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                1,041        1,116        1,183        1,192        1,253
Interest on short-term borrowings                                     286          372          417          454          493
Interest on long-term debt                                            276          391          414          463          577
------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                      1,603        1,879        2,014        2,109        2,323
------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                 2,426        2,432        1,930        1,711        1,702
Provision for loan losses                                             339          381        1,124          223          219
------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                 2,087        2,051          806        1,488        1,483
------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                              661          672          541          486          468
Commissions                                                           464          448          356          389          375
Fiduciary and asset management fees                                   477          478          400          384          381
Advisory, underwriting and other investment banking fees              240          223          177          238          198
Principal investing                                                   (90)         (21)        (585)         (58)         (43)
Other income                                                          275          260          143          191          195
------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                  2,027        2,060        1,032        1,630        1,574
------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                      1,663        1,663        1,374        1,400        1,373
Occupancy                                                             195          210          176          180          164
Equipment                                                             226          247          214          207          211
Advertising                                                            19           21           15           16           14
Communications and supplies                                           134          142          117          111          110
Professional and consulting fees                                       88          113           79           84           83
Goodwill and other intangible amortization                            168          251          117           77           78
Merger-related and restructuring charges                               (8)          88           85          (69)           2
Sundry expense                                                        284          295          218          191          174
------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                   2,769        3,030        2,395        2,197        2,209
------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefits)                        1,345        1,081         (557)         921          848
Income taxes (benefits)                                               432          345         (223)         288          264
------------------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                             913          736         (334)         633          584
Dividends on preferred stock                                            6            6            -            -            -
------------------------------------------------------------------------------------------------------------------------------
        Net income (loss) available to common stockholders        $   907          730         (334)         633          584
==============================================================================================================================
PER COMMON SHARE DATA
Basic earnings                                                    $  0.67         0.54        (0.31)        0.65         0.60
Diluted earnings                                                     0.66         0.54        (0.31)        0.64         0.59
Cash dividends                                                    $  0.24         0.24         0.24         0.24         0.24
AVERAGE COMMON SHARES
Basic                                                               1,355        1,352        1,094          969          968
Diluted                                                             1,366        1,363        1,105          978          976
==============================================================================================================================

PAGE 11
WACHOVIA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

---------------------------------------------------------------------------------------------------------------------------------

                                                                      2002                                                   2001
                                                              -------------   ---------------------------------------------------

                                                                     First         Fourth        Third       Second         First
(In millions, except per share data)                               Quarter        Quarter      Quarter      Quarter       Quarter
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                       $     10,038         13,917       10,051        8,665         7,857
Interest-bearing bank balances                                       3,356          6,875        2,128        1,666         2,971
Federal funds sold and securities purchased
  under resale agreements                                           13,154         13,919        9,354        9,161        11,866
---------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                             26,548         34,711       21,533       19,492        22,694
---------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                              28,227         25,386       26,763       23,181        20,431
Securities                                                          57,382         58,467       56,929       48,055        51,528
Loans, net of unearned income                                      162,294        163,801      169,680      122,492       122,853
  Allowance for loan losses                                         (2,986)        (2,995)      (3,039)      (1,760)       (1,759)
---------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                 159,308        160,806      166,641      120,732       121,094
---------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                               5,596          5,719        5,775        4,852         4,968
Due from customers on acceptances                                      888            745          796          856           894
Goodwill and other intangible assets                                12,716         12,772       12,937        3,625         3,690
Other assets                                                        29,188         31,846       34,523       25,148        27,650
---------------------------------------------------------------------------------------------------------------------------------
        Total assets                                          $    319,853        330,452      325,897      245,941       252,949
=================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                      39,323         43,464       36,382       29,633        28,582
  Interest-bearing deposits                                        140,710        143,989      144,167      108,934       112,213
---------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                             180,033        187,453      180,549      138,567       140,795
Short-term borrowings                                               46,559         44,385       44,303       34,754        39,719
Bank acceptances outstanding                                           892            762          798          859           902
Trading account liabilities                                         10,261         11,437       10,084        7,907         8,130
Other liabilities                                                   13,387         16,227       18,424       11,650        11,230
Long-term debt                                                      39,936         41,733       43,233       36,060        36,092
---------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                          291,068        301,997      297,391      229,797       236,868
---------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, issued 97 million shares
  at March 31, 2002                                                     11             17            -            -             -
Common stock, $3.33-1/3 par value;
  authorized 3 billion shares, issued 1.368 billion shares
  at March 31, 2002                                                  4,559          4,539        4,537        3,264         3,271
Paid-in capital                                                     17,989         17,911       17,835        6,345         6,307
Retained earnings                                                    6,136          5,551        5,139        6,627         6,281
Accumulated other comprehensive income, net                             90            437          995          (92)          222
---------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                  28,785         28,455       28,506       16,144        16,081
---------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity            $    319,853        330,452      325,897      245,941       252,949
=================================================================================================================================

PAGE 12
WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                                         FIRST QUARTER 2002                  FOURTH QUARTER 2001
                                                         ----------------------------------      --------------------------------
                                                                                    Average                               Average
                                                                      Interest        Rates                   Interest      Rates
                                                          Average      Income/      Earned/       Average      Income/    Earned/
(In millions)                                            Balances      Expense         Paid      Balances      Expense       Paid
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                           $  4,341           23         2.07 %    $  3,333           21       2.50 %
Federal funds sold and securities purchased under
 resale agreements                                         12,020           93         3.13        11,784           99       3.32
Trading account assets                                     14,703          165         4.53        14,552          175       4.81
Securities                                                 56,287          884         6.28        55,708          905       6.49
Loans
 Commercial
    Commercial, financial and agricultural                 59,927        1,175         7.95        62,220        1,202       7.67
    Real estate - construction and other                    8,126           86         4.28         7,919          101       5.02
    Real estate - mortgage                                 17,163          238         5.61        17,139          263       6.10
    Lease financing                                         7,442          193        10.37         7,578          199      10.51
    Foreign                                                 6,831           61         3.71         7,374           81       4.34
------------------------------------------------------------------------------                   ---------------------
        Total commercial                                   99,489        1,753         7.13       102,230        1,846       7.17
------------------------------------------------------------------------------                   ---------------------
 Consumer
    Real estate - mortgage                                 21,444          354         6.60        24,032          414       6.90
    Installment loans and vehicle leasing                  36,131          668         7.49        36,577          724       7.87
------------------------------------------------------------------------------                   ---------------------
       Total consumer                                      57,575        1,022         7.16        60,609        1,138       7.49
------------------------------------------------------------------------------                   ---------------------
       Total loans                                        157,064        2,775         7.14       162,839        2,984       7.29
------------------------------------------------------------------------------                   ---------------------
Other earning assets                                       11,073          140         5.13        11,668          179       6.11
------------------------------------------------------------------------------                   ---------------------
       Total earning assets                               255,488        4,080         6.44       259,884        4,363       6.68
                                                                      =====================                    ==================
Cash and due from banks                                    10,047                                   9,814
Other assets                                               49,281                                  49,024
-----------------------------------------------------------------                                --------
       Total assets                                      $314,816                                $318,722
=================================================================                                ========
LIABILITIES AND STOCKHOLDERS' EQUITY
 Interest-bearing deposits
    Savings and NOW accounts                               48,931          174         1.45        47,527          222       1.85
    Money market accounts                                  38,974          397         4.13        36,306          289       3.16
    Other consumer time                                    38,182          399         4.24        40,951          484       4.69
    Foreign                                                 7,578           35         1.85         8,603           56       2.58
    Other time                                              6,735           36         2.17         9,043           65       2.81
------------------------------------------------------------------------------                   ---------------------
       Total interest-bearing deposits                    140,400        1,041         3.01       142,430        1,116       3.11

 Federal funds purchased and securities
    sold under repurchase agreements                       31,940          211         2.68        33,028          298       3.59
 Commercial paper                                           3,435           10         1.15         3,709           29       3.07
 Other short-term borrowings                               10,550           65         2.51         9,617           45       1.86
 Long-term debt                                            41,057          276         2.69        42,979          391       3.64
------------------------------------------------------------------------------                   ---------------------
       Total interest-bearing liabilities                 227,382        1,603         2.85       231,763        1,879       3.22
                                                                      =====================                    ==================
 Noninterest-bearing deposits                              37,603                                  37,042
 Other liabilities                                         20,928                                  21,377
 Stockholders' equity                                      28,903                                  28,540
-----------------------------------------------------------------                                --------
       Total liabilities and stockholders' equity        $314,816                                $318,722
=================================================================                                ========
Interest income and rate earned                                       $  4,080         6.44 %                  $ 4,363       6.68 %
Interest expense and equivalent rate paid                                1,603         2.54                      1,879       2.87
-------------------------------------------------------------------------------------------                    ------------------
Net interest income and margin (a)                                    $  2,477         3.90 %                  $ 2,484       3.81 %
===========================================================================================                    ==================

(a) The net interest margin includes (in basis points): 47, 27, 18, 13 and 14 in the first quarter of 2002 and in the fourth, third, second and first quarters of 2001, respectively, in net interest income from hedge-related derivative transactions.

PAGE 13
WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

---------------------------------------------------------------------------------------------------------------------------

                   THIRD QUARTER 2001                       SECOND QUARTER 2001                         FIRST QUARTER 2001
    ----------------------------------      ------------------------------------       ------------------------------------
                               Average                                   Average                                   Average
                  Interest       Rates                      Interest       Rates                      Interest       Rates
       Average     Income/     Earned/          Average      Income/     Earned/          Average      Income/     Earned/
      Balances     Expense        Paid         Balances      Expense        Paid         Balances      Expense        Paid
    ------------------------------------------------------------------------------------------------------------------------
    $    1,740          17        3.86%      $    2,529           29        4.57%      $    1,826           25        5.69%

        10,031         107        4.25            8,923           99        4.41            7,036           95        5.49
        14,572         199        5.43           13,965          202        5.78           13,315          206        6.24
        50,621         877        6.93           49,931          899        7.21           50,417          945        7.50


        55,490       1,142        8.17           53,160        1,098        8.29           53,416        1,130        8.56
         4,512          66        5.88            3,193           52        6.56            3,231           62        7.76
        10,923         184        6.66            8,525          149        7.01            9,195          180        7.95
         6,441         168       10.42            6,075          157       10.29            6,084          161       10.62
         6,267          83        5.26            5,425           83        6.12            5,344           92        7.01
    ----------------------                   -----------------------                   -----------------------
        83,633       1,643        7.80           76,378        1,539        8.08           77,270        1,625        8.51
    ----------------------                   -----------------------                   -----------------------

        19,816         353        7.12           17,435          318        7.29           17,610          331        7.52
        29,577         637        8.57           25,399          572        9.02           24,970          580        9.41
    ----------------------                   -----------------------                   -----------------------
        49,393         990        7.99           42,834          890        8.32           42,580          911        8.63
    ----------------------                   -----------------------                   -----------------------
       133,026       2,633        7.87          119,212        2,429        8.17          119,850        2,536        8.55
    ----------------------                   -----------------------                   -----------------------
         9,682         155        6.35           10,113          193        7.68           11,276          250        8.96
    ----------------------                   -----------------------                   -----------------------
       219,672       3,988        7.23          204,673        3,851        7.54          203,720        4,057        8.03
                 =====================                    ======================                    ======================
         8,357                                    7,568                                     7,749
        39,337                                   35,013                                    34,000
    ----------                               ----------                                ----------
    $  267,366                               $  247,254                                $  245,469
    ==========                               ==========                                ==========



        41,897         259        2.46           39,640          267        2.70           38,756          264        2.76
        24,904         269        4.28           18,746          225        4.81           17,941          200        4.52
        35,484         474        5.30           33,268          477        5.76           34,452          506        5.96
         7,441          71        3.74            6,357           73        4.62            6,851           94        5.59
        10,574         110        4.13           11,587          150        5.20           12,239          189        6.27
    ----------------------                   -----------------------                   -----------------------
       120,300       1,183        3.90          109,598        1,192        4.36          110,239        1,253        4.61

        26,982         332        4.87           27,128          356        5.27           25,005          378        6.13
         2,950          25        3.36            2,435           25        4.08            2,540           33        5.32
         9,870          60        2.45            9,809           73        2.98            9,580           82        3.46
        38,220         414        4.34           36,254          463        5.11           36,631          577        6.30
    ----------------------                   -----------------------                   -----------------------
       198,322       2,014        4.04          185,224        2,109        4.57          183,995        2,323        5.10
                 =====================                    ======================                    ======================
        29,918                                   27,381                                    27,043
        18,796                                   18,623                                    18,585
        20,330                                   16,026                                    15,846
    ----------                               ----------                                ----------
    $  267,366                               $  247,254                                $  245,469
    ==========                               ==========                                ==========
                 $   3,988        7.23%                   $    3,851        7.54%                   $    4,057        8.03%
                     2,014        3.65                         2,109        4.13                         2,323        4.61
                 ---------------------                    ----------------------                    ----------------------
                 $   1,974        3.58%                   $    1,742        3.41%                   $    1,734        3.42%
                 =====================                    ======================                    ======================